Managed Government Securities Fund
Managed Cash Fund

Supplement to Prospectus
Dated May 1, 1996

The Company's  investment  manager,  Scudder,
Stevens & Clark, Inc. (the "Adviser"), has agreed to continue to maintain the total annualized expenses of the Managed Government
Securities Fund and the Managed Cash Fund at not more than 0.55% of average daily net assets of each Fund until April 30, 1997.









January 20, 1997